Exhibit 99.2

Quarterly Earnings Release

3rd Quarter FY 2003

April 15, 2003

Forward-Looking Statements:

Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. All statements regarding future performance, earnings projections, events or developments are forward-looking statements. It is possible that the company’s future performance and earnings projections may differ materially from current expectations, depending on economic conditions within both its industrial and aerospace markets, and the company’s ability to achieve anticipated benefits associated with announced realignment activities and strategic initiatives to improve operating margins. Among the other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers or suppliers, including delays or cancellations in shipments; uncertainties surrounding timing, successful completion or integration of acquisitions; threats associated with and efforts to combat terrorism, including the war with Iraq; the impact of Severe Acute Respiratory Syndrome (SARS) on global travel; competitive market conditions and resulting effects on sales and pricing; increases in raw-material costs that cannot be recovered in product pricing; and global economic factors, including currency exchange rates, difficulties entering new markets and general economic conditions such as interest rates. The company makes these statements as of the date of this disclosure, and undertakes no obligation to update them.

•	Regulation G

•	EPS

•	Acquisition/Divestiture Update

•	Financial Results

•	Fiscal Year 2003 Outlook

•	Questions & Answers

•	Effective March 28, 2003

•	Addresses use of non-GAAP financial measures

•	Parker has modified quarterly release to comply with Reg. G

•	Slide presentation has changed

This presentation reconciles sales amounts reported in accordance with U.S. GAAP to sales amounts adjusted to remove the effects of acquisitions and divestitures made within the prior four quarters as well as the effects of currency exchange rates on sales. The effects of acquisitions and divestitures and currency exchange rates are removed to allow investors and the company to meaningfully evaluate changes in sales on a comparable basis from period to period.

EPS - 3rd Quarter

Note: EPS was reduced by business realignment charges of $0.04 and $0.02 in 3Q FY03 and 3Q FY02, respectively. The 3Q FY03 Forecast Range was reduced by $0.04 of business realignment charges.

EPS - YTD

Note: EPS was reduced by $0.10 and $0.13 in the FY03 and the FY02, respectively, for business realignment charges and an equity investment adjustment.

Name	Date	Sales	Description
MTS Automation	Apr 11, 2003	$25.5 M	Custom motor business

	FY 2003	FY 2002
Sales	$1,646.8	$1,578.3
% change	4.3%
Sales from acquisitions & divestitures	$18.9	$28.9

Sales without acquisitions & divestitures	$1,627.9	$1,549.4

% change	5.1%
Currency effects	$70.5

Sales without acquisitions, divestitures & currency	$1,557.4	$1,549.4

% change	0.5%

	FY 2003			FY 2002
		% of Sales	Business Realignment		% of Sales	Business Realignment
Net sales	$1,646.8	100.0%		$1,578.3	100.0%
Cost of sales	1,368.4	83.1%	7.4	1,309.2	83.0%	3.3

Gross profit	278.4	16.9%	(7.4)	269.1	17.0%	(3.3)
S, G & A	182.4	11.1%	0.1	171.8	10.9%	0.3
Goodwill impairment loss	—	0.0%	—	—	0.0%	—
Other income (deductions)
Interest expense	(20.3)	-1.2%	—	(20.9)	-1.3%	—
Interest and other income	(1.7)	-0.1%	—	0.2	0.0%	—

	(22.0)	-1.3%	—	(20.7)	-1.3%	—

Income before taxes	74.0	4.5%	(7.5)	76.6	4.9%	(3.6)
Income taxes	25.3	1.5%	(2.5)	24.2	1.5%	(1.3)

Net income	$48.7	3.0%	(5.0)	$52.4	3.3%	(2.3)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.

	FY 2003	FY 2002
Sales	$4,749.9	$4,491.5
% change	5.8%
Sales from acquisitions & divestitures	$204.4	$83.9

Sales without acquisitions & divestitures	$4,545.5	$4,407.6

% change	3.1%
Currency effects	$122.7

Sales without acquisitions, divestitures & currency	$4,422.8	$4,407.6

% change	0.3%

	FY 2003			FY 2002
		% of Sales	Business Realignment & Equity Adj.		% of Sales	Business Realignment & Equity Adj.
Net sales	$4,749.9	100.0%		$4,491.5	100.0%
Cost of sales	3,927.1	82.7%	13.6	3,710.7	82.6%	14.3

Gross profit	822.8	17.3%	(13.6)	780.8	17.4%	(14.3)
S, G & A	535.8	11.3%	3.6	502.1	11.2%	6.7
Goodwill impairment loss	—	0.0%	—	—	0.0%	—
Other income (deductions)
Interest expense	(59.4)	-1.3%	—	(62.9)	-1.4%	—
Interest and other income	(3.9)	-0.1%	—	0.2	0.0%	—

	(63.3)	-1.3%	—	(62.7)	-1.4%	—

Income before taxes	223.7	4.7%	(17.2)	216.0	4.8%	(21.0)
Income taxes	76.5	1.6%	(4.9)	74.0	1.6%	(5.5)

Net income	$147.2	3.1%	(12.3)	$142.0	3.2%	(15.5)

* Business realignment primarily includes severance costs and costs related to the consolidation of manufacturing product lines.

	FY 2003		FY 2002
	3rd Qtr	YTD	3rd Qtr	YTD
Sales
As reported	$727.1	$2,124.5	$726.8	$2,023.9
% change	0.0%	5.0%
Acquisitions	$4.4	$89.5	$0.0	$0.0

without Acquisitions	$722.7	$2,035.0	$726.8	$2,023.9

% change	-0.6%	0.5%
Currency effects	$(0.1)	$(2.7)	$0.0	$0.0

without Acquisitions & Currency	$722.8	$2,037.7	$726.8	$2,023.9

% change	-0.6%	0.7%
Operating margin
As reported	$42.2	$120.6	$38.1	$102.1
% of sales	5.8%	5.7%	5.2%	5.0%
Business Realignment	$2.2	$5.2	$1.3	$6.3

	FY 2003		FY 2002
	3rd Qtr	YTD	3rd Qtr	YTD
Sales
As reported	$416.4	$1,156.0	$325.8	$912.5
% change	27.8%	26.7%
Acquisitions	$14.5	$95.2	$0.0	$0.0

without Acquisitions	$401.9	$1,060.8	$325.8	$912.5

% change	23.3%	16.3%

Currency effects	$56.6	$99.2	$0.0	$0.0

without Acquisitions & Currency	$345.3	$961.6	$325.8	$912.5

% change	6.0%	5.4%
Operating margin
As reported	$23.9	$72.8	$17.1	$50.2
% of sales	5.7%	6.3%	5.2%	5.5%
Business Realignment	$3.2	$6.1	$1.2	$3.4

	FY 2003		FY 2002
	3rd Qtr	YTD	3rd Qtr	YTD
Sales
As reported	$280.0	$832.7	$285.0	$885.8
% change	-1.8%	-6.0%
Acquisitions	$0.0	$0.0	$0.0	$0.0

without Acquisitions	$280.0	$832.7	$285.0	$885.8

% change	-1.8%	-6.0%

Currency effects	$2.4	$4.5	$0.0	$0.0

without Acquisition & Currency	$277.6	$828.2	$285.0	$885.8

% change	-2.6%	-6.5%

Operating margin
As reported	$38.1	$123.3	$48.7	$152.0
% of sales	13.6%	14.8%	17.1%	17.2%
Business Realignment	$0.2	$1.0	$0.5	$3.5

	FY 2003		FY 2002
	3rd Qtr	YTD	3rd Qtr	YTD
Sales
As reported	$223.3	$636.7	$240.8	$669.3
% change	-7.3%	-4.9%
Acquisitions & divestitures	$0.0	$19.8	$28.9	$83.9

without acquisitions & divestitures	$223.3	$616.9	$211.9	$585.4

% change	5.4%	5.4%

Currency effects	$11.6	$21.6	$0.0	$0.0

without acquisitions, divestitures & currency	$211.7	$595.3	$211.9	$585.4

% change	-0.1%	1.7%

Operating margin
As reported	$20.0	$51.3	$18.4	$44.8
% of sales	9.0%	8.1%	7.6%	6.7%
Business Realignment	$1.9	$2.2	$0.6	$2.7
Divestitures			$(1.8)	$(5.7)

as of March 31	2003	2002	Change
Assets
Current Assets:
Cash and cash equivalents	$52.7	$31.9	$20.8
Restricted investments	—	98.9	(98.9)
Accounts receivable, net	991.1	982.0	9.1
Inventories	1,027.9	1,070.3	(42.4)
Prepaid exepenses	43.4	42.2	1.2
Deferred income taxes	85.3	98.7	(13.4)

Total current assets	$2,200.4	$2,324.0	$(123.6)
Plant & equipment, net	1,661.7	1,683.8	(22.1)
Goodwill	1,091.8	1,099.4	(7.6)
Intangible assets, net	56.2	43.7	12.5
Other assets	746.0	604.1	141.9

Total assets	$5,756.1	$5,755.0	$1.1

as of March 31	2003	2002	Change
Liabilities and shareholders’ equity
Current liabilities:
Notes payable	$410.3	$547.8	$(137.5)
Accounts payable	395.7	379.0	16.7
Accrued liabilities	468.7	483.6	(14.9)
Accrued domestic and foreign taxes	34.7	73.2	(38.5)

Total current liabilities	$1,309.4	$1,483.6	$(174.2)
Long-term debt	948.2	1,052.2	(104.0)
Pension and other postretirement benefits	515.3	209.1	306.2
Deferred income taxes	133.2	147.7	(14.5)
Other liabilities	126.1	236.2	(110.1)
Shareholders’ equity	2,723.9	2,626.2	97.7

Total liabilities and shareholders’ equity	$5,756.1	$5,755.0	$1.1

nine months ended March 31	2003	2002
Net income	$147.2	$142.0
Depreciation & amortization	191.0	181.0
Net change in receivables, inventory & payables	32.2	80.3
Net change in other assets & liabilities	(98.5)	42.7
Other, net	54.3	12.0

Net cash provided by operating activities	$326.2	$458.0

Acquisitions	$(2.0)	$(383.1)
Capital expenditures	(112.9)	(157.5)
Other	13.8	(38.5)

Net cash used in investing activities	$(101.1)	$(579.1)

Common share activity	$3.1	$3.9
(Payments of) proceeds from debt, net	(160.1)	190.2
Dividends	(63.7)	(62.1)

Net cash (used in) provided by financing activities	$(220.7)	$132.0

Effect of exchange rate changes on cash	1.9	(2.6)

Net increase in cash and cash equivalents	$6.3	$8.3

Financial Leverage

Debt to Debt Equity
38.0%
36.0%
34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
22.0%
20.0%
Target
33.3%
FY99
FY00
FY01
FY02
FY03-3Q

New Order Rates

North America

30
20
10
0
-10
-20
-30
-40
-11
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J
96
97
98
99
00
01
02
03

Current month vs. prior year

•	Daily order rates in March down from February

•	Customers remain cautious regarding capital expenditures

•	Inventories at customers and distributors seem to be balanced with demand

•	Capacity utilization remains low

•	Potential exists in deferred MRO

New Order Rates

R.O.W.

+2
30
25
20
15
10
5
0
-5
-10
-15
J O J A J O J A J O J A J O J A J O J A J O J A J O J
96 97 98 99 00 01 02 03

Current month vs. prior year

•	Daily order rates showing steady growth since Sept. 2002

•	Europe slightly negative and remains volatile

•	Asia-Pacific positive trend continues

•	Latin America also remains positive

New Order Rates

Aerospace

30
20
10
0
-10
-20
-30
J O J A J O J A J O J A J O J A J O J A J O J A J O J A J O J
96
97
98
99
00
01
02
03
-5

Average last 12 months orders to previous 12 months orders

•	Commercial OEM and MRO under pressure due to Iraq and SARS

•	Military trend is positive due to defense spending

.

•	Current economic conditions expected to continue

•	Uncertainty with Iraq

•	Lack of capital spending

•	Win Strategy initiatives continue to be positive to operating earnings

•	Any real volume growth (i.e., excluding currency exchange rates) should benefit operating earnings